                          FIRST AMENDMENT TO UNSECURED
                           REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO UNSECURED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of the 21st day of December, 2001, by and among STORAGE USA FRANCHISE CORP., a Tennessee corporation ("Borrower"), SUSA PARTNERSHIP, L.P., a Tennessee limited partnership (the "Operating Partnership"), STORAGE USA, INC., a Tennessee corporation (the "General Partner"), STORAGE USA TRUST, a Maryland business trust (the "Trust"; the Operating Partnership, the General Partner and the Trust being hereinafter referred to collectively as the "Guarantors"), FIRST UNION BANK, individually ("FUNB") and as administrative agent (the "Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                                    RECITALS.
                                    --------

     WHEREAS, Borrower, Guarantors, Agent and FUNB entered into that certain Unsecured Revolving Credit Agreement, dated as of December 29, 2000 (the "Credit Agreement"); and

     WHEREAS, Operating Partnership, General Partner, and the Trust executed and delivered that certain Guaranty, dated as of December 29, 2000, in favor of Agent and the Lenders (the "Guaranty"); and

     WHEREAS, Borrower has requested that the Lenders modify the Credit Agreement to extend the maturity date thereof pursuant to the terms of this Amendment; and

     WHEREAS, as a condition to such modification, Agent and the Lenders have required that Borrower and the Guarantors execute this Amendment;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the recitals herein and the mutual covenants contained herein, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2. Modification of the Credit Agreement. Borrower, Guarantors, the Lenders and Agent do hereby amend and modify the Credit Agreement as follows:

        (a) By amending the definition of the term "Facility Termination Date" set forth in Article I of the Credit Agreement, appearing on page 6 thereof, by deleting therefrom the date "December 29, 2001" and inserting in lieu thereof the date "December 29, 2002."

        (b) By deleting the definition of "Operating Partnership Credit Agreement" set forth in Article I, appearing on page 9 thereof, and inserting in lieu thereof the following new definition:

                           "Operating Partnership Credit Agreement" means that certain Third Amended and Restated Unsecured Revolving Credit Agreement dated as of September 17, 2001, among the Operating Partnership, the General Partner, the Trust, First Union National Bank, the other lenders a party thereto, and Bank One, N.A. as Administrative Agent."

     (c) By deleting ss. 8.7 of the Credit Agreement, appearing on page 35 thereof, and inserting in lieu thereof the following new ss. 8.7:

                           "8.7 Merger. The Operating Partnership, the General Partner and the Borrower will not, nor will they permit any of their Subsidiaries to, enter into any merger, consolidation, reorganization, liquidation or other business combination or transfer or otherwise dispose of all or a Substantial Portion of its Properties or agree to effect any stock acquisition, asset acquisition or other acquisition, except for such transactions that occur between Wholly-Owned Subsidiaries of the Borrower or as otherwise approved in advance by the Lenders, provided, however, that mergers shall be permitted as a means for the Borrower or a Subsidiary of the Borrower to acquire additional Storage Properties or ancillary businesses reasonably related to Storage Properties so long as such merger is not accomplished through a hostile takeover and the Borrower is the surviving entity."

     3. Amendments to Loan Documents. The Borrower and Guarantors shall contemporaneously with the execution of this Amendment enter into such amendments to the other Loan Documents as Agent may request to evidence the amendment to the Credit Agreement set forth herein. Additionally, Borrower agrees to pay all reasonable fees, expenses and disbursements of counsel to Agent incurred in connection with the preparation of this Amendment and the modification of any other Loan Documents in connection therewith.

     4. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

     5. Consent of Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein including, without limitation, the amendment to the definition of "Facility Termination Date" contained in the Credit Agreement, and any amendments of the Loan Documents executed contemporaneously herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty) shall remain in full force and effect after giving effect to the modifications contemplated hereby and the other documents being executed in connection herewith, and constitute the valid and legally binding obligations of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the execution and delivery of this Amendment and any other modification documents do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower's or Guarantors' obligations under the Loan Documents (including, without limitation, the

Guaranty), and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

     6. Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

        (a) Authorization. The execution, delivery and performance of this Amendment and any other amendments of the Loan Documents executed contemporaneously herewith and the transactions contemplated hereby and thereby
(i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

        (b) Enforceability. This Amendment and any other amendments of the Loan Documents executed contemporaneously herewith constitute the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and the effect of general principles of equity.

        (c) Approvals. The execution, delivery and performance of this Amendment and any other amendments of the Loan Documents executed contemporaneously herewith and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

        (d) Outstanding Principal Balance. As of the date hereof, the aggregate outstanding principal balance of the Loan equals $10,000,000.00.

     7. Status of Loan. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

     8. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or the Lenders, or any past or present officers, agents or employees of Agent or the Lenders, and each of Borrower and each Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     9. Ratification. Except as hereinabove set forth, (a) all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, (b) the Agent and the Lenders hereby insist upon and hereby demand strict compliance by the Borrower and the Guarantors with all the terms and conditions of the Note, the Guaranty and the other Loan Documents and (c) the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Note or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).

     10. Effectiveness. This Amendment shall not be deemed effective and in full force and effect unless and until this Amendment is executed and delivered by all parties hereto and all closing conditions have been satisfied, including, without limitation, the payment by Borrower of all fees of the Lenders in connection with this Amendment.

     11. Amendment as a Loan Document. This Amendment shall constitute a Loan Document.

     12. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     13. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of North Carolina. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.



                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]


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

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                                         BORROWER:
                                         --------

                                         STORAGE USA FRANCHISE CORP., a
                                         Tennessee corporation

                                         By:
                                            ------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------
                                                       [CORPORATE SEAL]

                                    GUARANTORS:
                                    ----------

                                    SUSA PARTNERSHIP, L.P., a Tennessee limited partnership

                                    By:   STORAGE USA, INC., a Tennessee
                                          corporation, its General Partner
                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                    STORAGE USA, INC., a Tennessee corporation


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    STORAGE USA TRUST, a Maryland business
                                    trust


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    LENDER:
                                    ------

                                    FIRST UNION NATIONAL BANK, Individually
                                    and as Administrative Agent


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------